SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 2, 2006 (July 27, 2006)
Brown-Forman Corporation
(Exact name of registrant as specified in its charter)

Delaware	002-26821	61-0243150

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky		40210

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (502) 585-1100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
EX-10.G FORM EMPLOYEE STOCK APPRECIATION RIGHT AWARD
EX-10.H FORM EMPLOYEE NONQUALIFIED STOCK OPTION AWARD
EX-10.I FORM NON-EMPLOYEE DIRECTOR STOCK APPRECIATION RIGHT AWARD
EX-10.J NON-EMPLOYEE DIRECTOR'S NON QUALIFIED STOCK OPTION AWARD
EX-10.K SUMMARY OF DIRECTOR AND NAMED EXECUTIVE OFFICER COMPENSATION

Item 1.01. Entry Into a Material Definitive Agreement.
On July 27, 2006, the Board of Directors of Brown-Forman Corporation (the “Company”) approved the compensation for the Company’s non-employee directors as set forth on Exhibit 10(k).
On July 27, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of the Company, in conjunction with the Compensation and Benefits Committee of the Company, set the compensation of the persons who are anticipated to constitute the Company’s named executive officers for fiscal 2007 as set forth on Exhibit 10(k). All of the Company’s executive officers are at will employees. Base salary increases become effective with respect to the CEO and Chairman on August 1, 2006 and with respect to the other named effective officers as of July 1, 2006. Targeted bonuses for performance periods beginning in fiscal 2007, as well as the goals on which those bonuses will be based, were also approved at this time.
Also on July 27, 2006, the Committee amended the Form Employee Stock Appreciation Right Award, the Form Non-Employee Director Stock Appreciation Right Award, the Form Employee Non-Qualified Stock Option Award and the Form Non-Employee Director Non-Qualified Stock Option Award, each of which is attached hereto (as amended) as an Exhibit, and incorporated herein by reference. Each of these form award agreements was amended to revise the provisions relating to adjustments to the awards required in connection with a recapitalization, stock split or similar event, and the Form Employee Non-Qualified Stock Option Award and the Form Non-Employee Director’s Non-Qualified Stock Option Award were amended to include a “net-exercise” method of exercise.
Item 9.01. Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

10	(g)	Form Employee Stock Appreciation Right Award

10	(h)	Form Employee Nonqualified Stock Option Award

10	(i)	Form Non-Employee Director Stock Appreciation Right Award

10	(j)	Form Non-Employee Director’s Nonqualified Stock Option Award

10	(k)	Summary of Director and Named Executive Officer Compensation

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown-Forman Corporation
(Registrant)

August 2, 2006	/s/ Nelea A. Absher

(Date)	Nelea A. Absher,
Vice President and Assistant Corporate Secretary